THE PROCTER & GAMBLE COMPANY
REGISTRATION STATEMENT ON FORM S-8
POWER OF ATTORNEY

Each undersigned officer and/or director of The Procter & Gamble Company, an Ohio corporation (the “Registrant”), does hereby make, constitute and appoint Andre Schulten, Chief Financial Officer of the Registrant, Susan Street Whaley, Chief Legal Officer and Secretary of the Registrant, and any other person holding the position of Chief Financial Officer, Chief Legal Officer, or Secretary of the Registrant from time to time, and each of them, as attorney-in-fact and agents of the undersigned, each with full power of substitution and resubstitution, with the full power to execute and file:

(i)the Registration Statement on Form S-8 (the “Form S-8 Registration Statement”) with respect to the registration under the Securities Act of 1933, as amended, of Common Shares of the Registrant issuable in connection with The Procter & Gamble 2025 Stock and Incentive Compensation Plan (the “Plan”), as may be revised in accordance with the Company resolution entitled “Authorize Filing of S-8 Registration Statement for The Procter & Gamble 2025 Stock and Incentive Compensation Plan”;

(ii)any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement; and

(iii)any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorney.

IN WITNESS WHEREOF, the undersigned have subscribed to the above as of October 29, 2025.

Signature	Title

/s/ John R. Moeller __________________________ John R. Moeller	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)

/s/ Andre Schulten __________________________ Andre Schulten	Chief Financial Officer (Principal Financial Officer)

/s/ Matthew W. Janzaruk __________________________ Matthew W. Janzaruk	Senior Vice President - Chief Accounting Officer (Principal Accounting Officer)

/s/ B. Marc Allen __________________________ B. Marc Allen	Director

/s/ Craig Arnold __________________________ Craig Arnold	Director

/s/ Brett Biggs __________________________ Brett Biggs	Director

/s/ Sheila Bonini __________________________ Sheila Bonini	Director

/s/ Amy L. Chang __________________________ Amy L. Chang	Director

/s/ Shailesh Jejurikar __________________________ Shailesh Jejurikar	Director

/s/ Joseph Jimenez __________________________ Joseph Jimenez	Director

/s/ Christopher Kempczinski __________________________ Christopher Kempczinski	Director

/s/ Debra L. Lee __________________________ Debra L. Lee	Director

/s/ Christine McCarthy __________________________ Christine McCarthy	Director

/s/ Ashley McEvoy __________________________ Ashley McEvoy	Director

/s/ Robert J. Portman __________________________ Robert J. Portman	Director

/s/ Rajesh Subramaniam __________________________ Rajesh Subramaniam	Director